UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2006


                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        001-11777               77-0227341
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

                                -----------------

                               1528 Moffett Street
                            Salinas, California 93905
               (Address of principal executive offices) (Zip Code)

                                -----------------


       Registrant's telephone number, including area code: (831) 753-6262

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 3, 2006 Monterey Gourmet Foods, Inc. (the "Company") at its Board of Directors meeting elected John H. McGarvey as a director of Monterey Gourmet Foods, Inc. Mr. McGarvey has served since 1990 as an associate and/or partner of Cybus Capital Markets, LLC, an investment bank specializing in capital placement and formation services for middle market companies in the food and agribusiness areas. Mr. McGarvey is an owner and director of McGarvey & Affiliates, a financial consulting firm. Currently, Mr. McGarvey serves on the boards of Cybus Capital Markets, LLC, The Jacobson Companies, Dominex LLC and Sioux-Preme Packaging Company.

Mr. McGarvey is a law graduate of Creighton University, received a Masters degree in Taxation from New York University, and has earned continuing education credit in finance from the Wharton Business School

Mr. McGarvey will serve on the audit committee. Mr. McGarvey will be an independent director as defined by the NASDAQ Marketplace Rules as they apply to audit committee members. Mr. McGarvey, along with Mr. Bonner, the Company's audit committee chairperson, is a financial expert, as defined in the rules of the Securities and Exchange Commission.

On March 8, 2006 Monterey Gourmet Foods, Inc. issued a press release regarding this announcement. The full text of the Company's press release is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

         Exhibit
           No.                             Description

          99.1       March 8, 2006 Press Release by Monterey Gourmet Foods, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MONTEREY PASTA COMPANY

Date: March 9, 2006                    By: /s/ SCOTT S. WHEELER
                                           -------------------------------------
                                           Scott  S. Wheeler
                                           Chief Financial Officer